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                                                                      Exhibit 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 of Pamrapo, Inc. (the "Company") of our report dated January 26, 2001, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                                           /s/ Radics & Co., LLC
                                                           ---------------------
                                                               Radics & Co., LLC


March 30, 2001
Pine Brook, New Jersey